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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 9, 1998



                              JMAR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                STATE OF DELAWARE
                 (State or other jurisdiction of incorporation)




           1-10515                                  68-0131180
     (Commission File No.)                (IRS Employer Identification No.)


             3956 SORRENTO VALLEY BLVD., SAN DIEGO, CALIFORNIA 92121
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (619) 535-1706



                                 NOT APPLICABLE
        (Former name of or former address, if changed since last report)



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Item 5.  OTHER EVENTS

         On February 9, 1998, the Registrant issued a press release which contained an announcement to extend the Registrant's warrants that currently trade on the NASDAQ National Market System through April 20, 1998, with no other change in terms.

Item 7.  EXHIBITS

         The following exhibit is filed as part of this report:


21.1     Press Release



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




DATE: March 2, 1998                     JMAR INDUSTRIES, INC.
                                        (Registrant)



                                        BY: /s/ Dennis E. Valentine
                                           --------------------------------
                                           Dennis E. Valentine
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS


                                                               Located at Page
                                                               ---------------
Exhibit 21.1                      Press Release                      5